LONG-TERM PREPAID EXPENSES, NET (Details)	Mar. 31, 2025 USD ($)
LONG-TERM PREPAID EXPENSES, NET
Marketing expenses	$ 500,000
Subtotal	500,000
Less: accumulated amortization	(62,500)
Long-term prepaid expenses, net	$ 437,500